UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2023

AURORA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40143	98-1628701
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20 North Audley Street
London W1K 6LX
United Kingdom
(Address of principal executive offices)	(Zip Code)

+44 (0)20 3931 9785

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary share and one-quarter of one redeemable warrant	AURCU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	AURC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AURCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Explanatory Note

As previously reported, Aurora Acquisition Corp., a Cayman Islands exempted company (“Aurora” or the “Company”), entered into an Agreement and Plan of Merger, dated as of May 10, 2021, as amended as of October 27, 2021, November 9, 2021, November 30, 2021, August 26, 2022, February 24, 2023 and June 23, 2023 (as the same may be further amended, the “Merger Agreement”) by and among Better HoldCo, Inc., a Delaware corporation (“Better”) and Aurora Merger Sub I, Inc. a Delaware corporation and wholly owned subsidiary of Aurora. On August 11, 2023, Aurora held an extraordinary general meeting of its shareholders (the “Extraordinary General Meeting”) in lieu of the 2023 annual general meeting, at which Aurora’s shareholders approved certain proposals described in the definitive proxy statement/prospectus of Aurora, which was filed with the Securities and Exchange Commission (the “SEC”) on July 24, 2023, including in relation to the consummation of the transactions contemplated by the Merger Agreement. All capitalized terms used but not defined herein shall have the meanings set forth in the definitive proxy statement/prospectus.

The anticipated closing date of the Business Combination is on or about August 22, 2023, with the securities of the combined company after the consummation of the Business Combination (“Better Home & Finance”) expected to commence trading on the Nasdaq Capital Market on or about August 23, 2023.

Better Home & Finance Board of Directors and Board Committees

Pursuant to the approval of Aurora shareholders at the Extraordinary General Meeting, the following persons will constitute the board of directors (the “Board”) of Better Home & Finance effective upon the Closing: Harit Talwar (chair), Vishal Garg, Arnaud Massenet, Prabhu Narasimhan, Michael Farello, Steve Sarracino and Riaz Valani. Each of Thor Björgólfsson, Shravin Mittal, Sangeeta Desai and Michael Edelstein are expected to resign as directors of the Company effective as of the Closing.

Nasdaq listing standards require that a majority of the Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. We expect the Board to determine that Messrs. Harit Talwar, Michael Farello, Steve Sarracino and Riaz Valani are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Better Home & Finance’s independent directors will have regularly scheduled meetings at which only independent directors are present.

Effective as of the Closing, the standing committees of the Board will consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a corporate governance and nominations committee (the “Nominating Committee”). Each of the committees will report to the Board.

Effective as of the Closing, we expect the Board to appoint:

•	Messrs. Talwar, Farello and Sarracino to serve on the Audit Committee, with Mr. Sarracino as chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K;

•	Messrs. Farello, Sarracino, Talwar and Valani to serve on the Compensation Committee, with Mr. Valani as chair; and

•	Messrs. Valani, Sarracino and Talwar to serve on the Nominating Committee, with Mr. Talwar as chair.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” for the purposes of federal securities laws. Such forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements other than statements of historical fact included in this Form 8-K including, without limitation, statements regarding the anticipated closing of the Business Combination, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including, but not limited to: (a) our ability to complete our initial business combination with Better, or any other initial business combination; (b) our ability to obtain additional financing to complete our initial business combination; and (c) the liquidity and trading of our securities. For more information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on April 17, 2023, the Company’s Registration Statement on Form S-4, which includes the proxy statement/prospectus, filed with the SEC on July 27, 2023 and other documents filed with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

No Offer

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aurora Acquisition Corp.

By:	/s/Arnaud Massenet
Name:	Arnaud Massenet
Title:	Chief Executive Officer

August 18, 2023